Exhibit 99.1

Sabre Corporation Announces Early Participation Results of the Exchange Offers for Certain Senior Secured Debt Securities

SOUTHLAKE, Texas—August 21, 2023—Sabre Corporation (“Sabre”) (NASDAQ: SABR) today announced the initial results of the previously announced exchange offers (each, an “Exchange Offer” and together, the “Exchange Offers”) by Sabre GLBL Inc. (“Sabre GLBL”), a wholly-owned subsidiary of Sabre, to exchange any and all of its outstanding 7.375% Senior Secured Notes due 2025 (the “September 2025 Notes”) and 9.250 % Senior Secured Notes due 2025 (the “April 2025 Notes” and, together with the September 2025 Notes, the “Existing Notes” and each of them a “series” of Existing Notes) for cash and Sabre GLBL’s new 8.625% Senior Secured Notes due 2027 (the “New Notes” and together with the Existing Notes, the “Securities”), upon the terms and subject to the conditions described in the confidential offering circular, dated as of August 7, 2023, for the Exchange Offers (as it may be amended or supplemented, the “Offering Circular”).

The following table sets forth the principal amount of each series of the Existing Notes that were validly tendered and not validly withdrawn as of 5:00 p.m., New York City time, on August 18, 2023 (the “Early Exchange Date”), according to information provided by D.F. King, the information and exchange agent for the Exchange Offers (the “Exchange Agent”):

Title of Security	CUSIP Number/ISIN	Principal Amount Outstanding	Principal Amount Tendered	Percentage of Outstanding Securities Tendered
7.375% Senior Secured Notes due 2025	CUSIP: 78573NAF9 (144A) / U86043AD5 (Reg. S)	$850,000,000	$776,134,000	91.31%
	ISIN: US78573NAF96 (144A) / USU86043AD55 (Reg. S)

9.250% Senior Secured Notes due 2025	CUSIP: 78573NAC6 (144A) / U86043AC7 (Reg. S)	$104,901,000	$65,951,000	62.87%
	ISIN: US78573NAC65 (144A) / USU86043AC72 (Reg. S)

Sabre GLBL’s obligation to accept for exchange the Existing Notes validly tendered and not validly withdrawn in each Exchange Offer is subject to the satisfaction or waiver of certain conditions as described in the Offering Circular, including the issuance of a minimum principal amount of $250 million (the “New Notes Issuance Minimum”), which has been met as of the Early Exchange Date.

Assuming the satisfaction or waiver by Sabre GLBL (in its sole discretion, subject to applicable law) of the remaining conditions to the Exchange Offers, Sabre GLBL expects to pay the cash consideration and deliver the New Notes in respect of Existing Notes that are accepted for exchange on September 7, 2023, unless extended (such date and time, as it may be extended, the “Settlement Date”), in aggregate amounts of $113.7 million cash and $842.1 million in New Notes. Holders whose Existing Notes are accepted for exchange will also receive a cash payment representing interest that has accrued from the most recent interest payment date in respect of the relevant series of Existing Notes up to, but not including, the Settlement Date.

Any waiver of a condition by Sabre GLBL will not constitute a waiver of any other condition. For avoidance of doubt, the Exchange Offer in respect of the April 2025 Notes is not conditioned on the Exchange Offer in respect of the September 2025 Notes, or vice versa. Sabre GLBL reserves the right to extend, amend or terminate any Exchange Offer for any reason or for no reason. Sabre GLBL will not receive any cash proceeds from the Exchange Offers and will not incur additional indebtedness in excess of the aggregate principal amount of Existing Notes that are exchanged in the Exchange Offers.

The Exchange Offers will expire at 5:00 p.m., New York City time, on September 5, 2023, unless extended (such date and time, as it may be extended, the “Expiration Date”), unless earlier terminated. Holders tendering Existing Notes after the Early Exchange Date and on or before the Expiration Date will be eligible to receive $1,000 principal amount of New Notes and $85 in cash payable for each $1,000 principal amount of Existing Notes tendered for exchange. Withdrawal rights for the Existing Notes expired at the Early Exchange Date and, accordingly, any Existing Notes that were validly tendered may no longer be withdrawn except where additional withdrawal rights are required by law.

The Exchange Offers are being made only to holders of Existing Notes that have certified, by submitting an instruction to the clearing system, that they are either (i) “qualified institutional buyers” as defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”) or (ii) are not “U.S. persons” as defined in Rule 902 under the Securities Act and are located outside the United States (such holders, “Eligible Holders”). Only Eligible Holders are authorized to receive or review the Offering Circular or to participate in the Exchange Offers. Non-U.S. persons may also be subject to additional eligibility criteria.

Information Relating to the Exchange Offers

The complete terms and conditions of the Exchange Offers are set forth in the Offering Circular. The Offering Circular contains important information and Eligible Holders are encouraged to read it in its entirety. The Offering Circular will only be distributed to Eligible Holders who complete and return an eligibility form confirming that they are either a “qualified institutional buyer” under Rule 144A or not a “U.S. person” and are located outside the United States under Regulation S under the Securities Act for purposes of applicable securities laws. Holders of Existing Notes who desire to complete an eligibility form should either visit www.dfking.com/sabre or request instructions by sending an e-mail to sabre@dfking.com or by calling D.F. King & Co., Inc., the Exchange Agent, at (866) 227-7300 (toll-free) or (banks and brokers) (212) 269-5550.

None of Sabre, Sabre Holdings, Sabre GLBL, their affiliates, their respective boards of directors and stockholders, the Exchange Agent or Computershare Trust Company, N.A., as trustee for the Existing Notes and New Notes, are making any recommendation as to whether holders should tender any Existing Notes in response to the Exchange Offers. Holders must make their own decision as to whether to tender any of their Existing Notes, and, if so, the principal amount of Existing Notes to tender.

This press release is for informational purposes only and is neither an offer to buy nor a solicitation of an offer to sell any of the New Notes or any other securities. The Exchange Offers are not being made to holders of Existing Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. The Exchange Offers are only being made pursuant to the Offering Circular. Eligible Holders are strongly encouraged to read the Offering Circular carefully because it will contain important information.

The New Notes have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The New Notes have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the Offering Circular.

Forward-Looking Statements

Certain statements herein are forward-looking statements about trends, future events, uncertainties and our plans and expectations of what may happen in the future. Any statements that are not historical or current facts are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as “guidance,” “target,” “outlook,” “focus,” “strategic,” “on track,” “expect,” “commitment,” “momentum,” “opportunity,” “believe,” “confident,” “upside,” “optimistic,” “long term,” “position,” “goal,” “objective,” “pipeline,” “trajectory,” “path,” “plan,” “progress,” “likely,” “future,” “trend,” “anticipate,” “will,” “forecast,” “continue,” “milestone,” “scenario”, “estimate,” “project,” “possible,” “see,” “may,” “could,” “should,” “would,” “intend,” “potential,” or the negative of these terms or other comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Sabre’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. The potential risks and uncertainties include, among others, our ability to realize the anticipated benefits of the Exchange Offers and the risk that the Exchange Offers may not be consummated, the impact of the recovery from the effects of the global COVID-19 pandemic on our business and results of operations, financial condition and credit ratings, as well as on the travel industry and consumer spending more broadly, the effect of remote working arrangements on our operations and the speed and extent of the recovery across the broader travel ecosystem, dependency on transaction volumes in the global travel industry, particularly air travel transaction volumes, including from airlines’ insolvency, suspension of service or aircraft groundings, the effect and amount of cost savings initiatives and reductions, the timing, implementation and effects of the technology investment and other strategic plans and initiatives, the completion and effects of travel platforms, exposure to pricing pressure in the Travel Solutions business, changes affecting travel supplier customers, maintenance of the integrity of our systems and infrastructure and the effect of any security incidents, failure to adapt to technological advancements, competition in the travel distribution and solutions industries, implementation of software solutions, reliance on third parties to provide information technology services and the effects of these services, implementation and effects of new, amended or renewed agreements and strategic partnerships, including anticipated savings, dependence on establishing, maintaining and renewing contracts with customers and other counterparties and collecting amounts due to us under these agreements, dependence on relationships with travel buyers, collection, processing, storage, use and transmission of personal data and risks associated with PCI compliance, our ability to recruit, train and retain employees, including our key executive officers and technical employees, the financial and business results and effects of acquisitions and divestitures of businesses or business operations, reliance on the value of our brands, the effects of any litigation and regulatory reviews and investigations, adverse global and regional economic and political conditions, including, but not limited to, recessionary or inflationary economic conditions, risks related to the current military conflict in Ukraine, risks arising from global operations, reliance on the value of our brands, the effects of new legislation or regulations or the failure to comply with regulations or other legal requirements, including sanctions, use of third-party distributor partners, risks related to our significant amount of indebtedness, the effects of the implementation of new accounting standards and tax-related matters. The forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions and are subject to risks, uncertainties and changes in circumstances that may cause events or our actual activities or results to differ significantly from those expressed in any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, results, actions, levels of activity, performance or achievements. More information about potential risks and uncertainties that could materially affect our business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections of Sabre Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, filed with the Securities and Exchange Commission (“SEC) on August 3, 2023 and Sabre Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 17, 2023, as well as other risks and uncertainties specified in the “Risk Factors” section of the Offering Circular. You should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them publicly or to revise them in light of new information or future events.

About Sabre

Sabre Corporation is a leading software and technology company that powers the global travel industry, serving a wide range of travel companies including airlines, hoteliers, travel agencies and other suppliers. The company provides retailing, distribution and fulfillment solutions that help its customers operate more efficiently, drive revenue and offer personalized traveler experiences. Through its leading travel marketplace, Sabre connects travel suppliers with buyers from around the globe. Sabre’s technology platform manages more than $260B worth of global travel spend annually. Headquartered in Southlake, Texas, USA, Sabre serves customers in more than 160 countries around the world.

SABR-F

Contacts:

Media	Investors
Kristin Hays kristin.hays@sabre.com sabrenews@sabre.com	Brian Roberts brian.roberts@sabre.com sabre.investorrelations@sabre.com

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